EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Bolt Technology Corporation (the “Company”) on Form 10-K for the fiscal year ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph Espeso, Senior Vice President-Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

3.	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

4.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 26, 2003

/s/ Joseph Espeso
Joseph Espeso Senior Vice President - Finance and Chief Financial Officer